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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

October 15, 1996

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Total Return Realty Fund, Inc. for the quarter and nine months ended September 30, 1996. The net asset value at that date was $14.62. In addition, during the quarter three $0.08 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

     During the quarter, Cohen & Steers Total Return Realty Fund had a total return based on income and change in net asset value of 6.4%. This was one of the Fund's best quarterly returns on both an absolute and relative basis since its inception in 1993. For the nine months ended September 30, 1996, the Fund's total return was 14.6%. This performance was the result of several factors, in our opinion. The market valuation of REITs has been very attractive for some time, particularly relative to stocks in general which have been swept upward in a lengthy and strong bull market. Perhaps more important, however, was that during the abrupt stock market decline in July REITs produced positive total returns, demonstrating the low market sensitivity and volatility that are characteristics inherent to this asset class. While these attributes are not necessarily desirable in a raging bull market, they are highly sought in periods of market turbulence and uncertainty. Most recently, REITs have continued to perform well due to the continued strength of the economy, the benign inflation and interest rate environment, and what appears to be the accelerating recovery of most real estate markets.

     Two trends accelerated during the quarter and are worthy of discussion. Leading companies have continued to enjoy ready access to the capital markets for both debt and equity. The capital has been used to bolster balance sheets and to finance substantial acquisitions of property portfolios or entire companies. In addition, the number of REITs in existence continues to shrink due to merger and acquisition activity among REITs and the absence of initial public offerings.

     REIT mergers and acquisitions often occur for either strategic or financial reasons. Strategic reasons may include the desire to achieve greater geographic reach, greater size which can yield economies of scale, or the acquisition or enhancement of real estate capabilities (such as development or property management) that would be more expensive to develop internally. The strongest financial reason for consolidation is that there are many companies that have languished in the public market and whose high cost of capital denies them the ability to operate, finance or acquire property in an efficient manner. Managers of these companies are finding merit to aligning with larger, more efficient operators. In some cases a merger may represent the key to survival. Coincidentally, this is precisely the same reason that private companies, in growing numbers, are merging into public companies. Similarly, there is a growing trend toward insurance companies, pension funds and other private property owners selling their portfolios to larger REITs in exchange for either cash or shares of the REIT.

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
In the process, acquiring companies are purchasing assets on favorable terms and real estate ownership is becoming concentrated in the hands of the larger and better-managed companies. Sellers are achieving liquidity and a more attractive growth vehicle for ongoing real estate investment.

     Whereas the public offering mechanism has provided ample capital for most companies, there has been an unusually high level of direct placement activity this year. A growing number of public companies are bypassing the traditional channels of distribution and selling newly issued shares directly to one or more institutional investors such as Cohen & Steers. The advantages of these placements to the issuers are numerous: the cost of issuance is significantly lower than what is traditionally charged by underwriters; there is minimal management time lost due to the selling process (there is no 'road show'); there is minimal disruption to the market for the company's shares before or after the offering period; and to the extent capital is needed quickly, it may be possible to raise it with as little as one phone call. Importantly, and almost by definition, these same factors also benefit both existing shareholders and the investors purchasing the new shares. Further, limiting the supply of shares for sale in the open market can have a positive impact on a company's share price, potentially lowering the cost of capital for future equity financing.

     We believe that the institutionalization of the market for REITs has opened the door to many more direct financing transactions which will serve to accelerate the growth of the industry. By utilizing 'shelf registrations,' both the company and the investor can act quickly when investment opportunities are available. This provides the company with a significant advantage over private market counterparts that are frequently subject to uncertainty in arranging for financing. While underwritten offerings will continue to play an important role in REIT capital-raising, they will be only one of several options available to the premier publicly owned real estate companies.

OUTLOOK

     The strong performance of REITs this year and the heightened level of investor interest has raised valuations to a level which, for the first time in over two years, is allowing new companies to come to the market with initial public offerings. There has already been one successful large offering for an office REIT in 1996 and we expect several more REIT offerings to come to market before year end. The strong recovery of shopping center REITs is enabling several companies to raise equity capital for the first time in two years. If current valuations hold, we would expect to see IPOs in this property sector, as well as others, before too long. In short, we expect to experience a near-record amount of capital-raising for public real estate companies in the next several months. As we learned in the 1993-94 REIT underwriting cycle, this can have both positive and negative consequences.

     On the positive side, we believe an expansion of the industry is inevitable due to the establishment of the public market as the primary source of capital for real estate. Growth in market capitalization, liquidity and choices of property types and individual companies are, in our opinion, critical to the continued evolution of this

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
industry. To the extent that the market does not exercise investment discipline, however, a shake-out resulting in large investor losses could set the industry back at a crucial point. We are cautiously optimistic that this will not occur because the industry's infrastructure has vastly changed since 1993-94. We believe that the number of analysts and the quality of their analysis on both the investment banking and money management sides have improved dramatically. The establishment of better industry standards of financial reporting and disclosure now provides real estate investors with what we perceive to be a flow of accurate data that is unparalleled in the history of an industry notorious for its lack of such information. This has served to place a governor on the flow of capital to various property markets and attenuate the cyclical nature of the real estate business.

     Evidence of this discipline is already abundant. In the apartment sector, for example, a surge in building permits in a particular market has often had a negative impact on the share prices of the companies operating in that market. The resulting increase in the cost of capital has almost instantaneously discouraged further development, enabling the market to maintain equilibrium. There has been a similar occurrence in the case of factory outlet centers. When their share prices declined due to the prospect of overbuilding, all of the companies' development plans were scaled back considerably. This averted what in another era would have likely resulted in significant excess capacity. We are seeing similar signs in the market for assisted living facilities, which until recently has been a hot investment area that attracted a near-flood of capital.

     It is our belief that in the coming months the market will undergo its strongest test of discipline yet, as the growing demand for shares of publicly-traded real estate companies will be met with supply from both existing and new issuers. This is an exciting prospect for us because we foresee many new investment opportunities. As always, however, we will maintain our strongest quality and valuation standards, understanding that these are the keys to superior long-term investment performance.

Sincerely,


/s/ Martin Cohen                                           /s/ Robert H. Steers
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

                                                                             NUMBER OF
                                                                               SHARES                VALUE
                                                                          ----------------        -----------
EQUITIES                                                     94.54%
     APARTMENT/RESIDENTIAL                                   26.81%
           Amli Residential Properties Trust.......................            100,000            $ 2,087,500
           Associated Estates Realty Corp..........................            165,300              3,388,650
           Avalon Properties.......................................            109,700              2,550,525
           Camden Property Trust...................................            106,000              2,716,250
           Charles E. Smith Residential Realty.....................             89,400              2,156,775
           Colonial Properties Trust...............................            170,700              4,480,875
           Columbus Realty Trust...................................            105,000              2,139,375
           Oasis Residential.......................................             39,300                859,688
           Oasis Residential -- Preferred..........................              4,000                 96,000
           Pacific Gulf Properties.................................            124,000              2,309,500
           Summit Properties.......................................            164,700              3,252,825
           Wellsford Residential Property Trust....................            134,300              2,954,600
                                                                                                  -----------
                                                                                                   28,992,563
                                                                                                  -----------
     HEALTH CARE                                              8.47%
           American Health Properties..............................            154,900              3,388,437
           Health Care REIT........................................            144,900              3,368,925
           Omega Healthcare Investors..............................             80,000              2,400,000
                                                                                                  -----------
                                                                                                    9,157,362
                                                                                                  -----------
     OFFICE                                                   9.13%
           Beacon Properties Corp..................................             45,000              1,305,000
           Cali Realty Corp........................................             83,400              2,262,225
           CarrAmerica Realty Corp.................................            158,900              3,972,500
           Reckson Associates Realty Corp..........................             63,000              2,338,875
                                                                                                  -----------
                                                                                                    9,878,600
                                                                                                  -----------
     SELF STORAGE                                             0.13%
           Sovran Self Storage.....................................              5,600                147,000
                                                                                                  -----------

     SHOPPING CENTER                                         50.00%
        Community Center:                                    28.57%
           Alexander Haagen Properties.............................             85,000              1,190,000
           Bradley Real Estate.....................................            125,200              2,034,500
           Developers Diversified Realty Corp......................             86,200              2,769,175
           Federal Realty Investment Trust.........................            128,800              3,026,800
           Glimcher Realty Trust...................................            296,800              5,824,700
           Mid-America Realty Investments..........................            128,300              1,138,663
           Pennsylvania Real Estate Investment Trust...............            235,700              5,008,625
           Price REIT..............................................            119,700              3,770,550
           Regency Realty Corp.....................................             97,800              2,188,275
           Sizeler Property Investors..............................            103,800                934,200
           Vornado Realty Trust....................................             53,700              2,174,850
           Western Investment Real Estate Trust....................             66,900                844,612
                                                                                                  -----------
                                                                                                   30,904,950
                                                                                                  -----------

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1996 (UNAUDITED)

                                                                             NUMBER OF
                                                                               SHARES                VALUE
                                                                          ----------------        ------------
     Factory Outlet:                                         4.29%
           Chelsea GCA Realty.....................................               70,000           $  2,143,750
           Horizon Group..........................................               50,800              1,047,750
           Tanger Factory Outlet Centers..........................               58,700              1,445,487
                                                                                                  ------------
                                                                                                     4,636,987
                                                                                                  ------------
     Regional Mall:                                         17.14%
           CBL & Associates Properties............................              100,400              2,309,200
           JP Realty..............................................              132,800              2,954,800
           Macerich Company.......................................              123,400              2,761,075
           Simon DeBartolo Group..................................              194,500              4,959,750
           The Mills Corp.........................................              110,100              2,174,475
           Urban Shopping Centers.................................              138,400              3,373,500
                                                                                                  ------------
                                                                                                    18,532,800
                                                                                                  ------------
           TOTAL SHOPPING CENTER..................................                                  54,074,737
                                                                                                  ------------
             TOTAL EQUITIES (Identified cost -- $94,774,560)......                                 102,250,262
                                                                                                  ------------

                                                                                PAR
                                                                               AMOUNT
                                                                          ----------------
CORPORATE BONDS                                              1.79%
           Trizec Finance, Ltd. 10.875% 10/15/05
             (Identified cost -- $1,786,518)..............                   $1,800,000              1,937,250
                                                                                                  ------------
SHORT-TERM INVESTMENTS                                       3.37%
           Associates Corp. Commercial Paper 5.68% due
             10/01/96 (Identified cost -- $3,645,000).....                    3,645,000              3,645,000
                                                                                                  ------------
TOTAL INVESTMENTS (Identified cost -- $100,206,078).......  99.70%                                 107,832,512
OTHER ASSETS IN EXCESS OF LIABILITIES.....................    .30%                                     321,740
                                                           -------                                ------------
           NET ASSETS (Equivalent to $14.62 per share
             based on 7,399,100 shares of capital stock
             outstanding)................................. 100.00%                                $108,154,252
                                                           -------                                ------------
                                                           -------                                ------------

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                               SEPTEMBER 30, 1996

                                                                                                 NET ASSET VALUE
                                                                         TOTAL NET ASSETS           PER SHARE
                                                                    --------------------------   ---------------

Net Asset Value:
      Beginning of period: 12/31/95...............................                $ 99,425,295            $13.44
            Net investment income.................................  $ 5,236,865                  $ 0.71
            Net realized and unrealized gains from security
               transactions.......................................    8,819,329                    1.19
      Dividends to shareholders...................................   (5,327,237)                  (0.72)
                                                                    -----------                  ------
      Net increase in net asset value.............................                   8,728,957              1.18
                                                                                  ------------            ------
      End of period: 9/30/96......................................                $108,154,252            $14.62
                                                                                  ------------            ------
                                                                                  ------------            ------

------------

* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.
--------------------------------------------------------------------------------

KEY INFORMATION

For general information
and weekly net asset value
call: 800-688-0928

NEW YORK STOCK EXCHANGE SYMBOL:
The New York Stock Exchange Symbol is RFI

                               REINVESTMENT PLAN

      We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith
Director

Elizabeth O. Reagan
Vice President

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200

LEGAL COUNSEL
Dechert Price & Rhoads
477 Madison Avenue
New York, NY 10022

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

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                                       7



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                                 COHEN & STEERS
                            TOTAL RETURN REALTY FUND
                                757 THIRD AVENUE
                               NEW YORK, NY 10017


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                                QUARTERLY REPORT
                               SEPTEMBER 30, 1996